                                                                   EXHIBIT 4.1.6




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                       COMMODORE MEDIA, INC., AS ISSUER,

                               THE PARTIES LISTED
                             ON THE SIGNATURE PAGES
                             HERETO AS GUARANTORS,
                                 AS GUARANTORS,

                                      AND

                 IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE

                       ---------------------------------

                                AMENDMENT NO. 5

                         DATED AS OF FEBRUARY 28, 1997

                                     TO THE

                                   INDENTURE

                           DATED AS OF APRIL 21, 1995

                             ----------------------

                                  $76,808,000

                   13 1/4% SENIOR SUBORDINATED NOTES DUE 2003


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         AMENDMENT NO. 5, dated as of February 28, 1997 ("Amendment No. 5"), to the INDENTURE, dated as of April 21, 1995, as amended (the "Indenture"), among COMMODORE MEDIA, INC., a Delaware corporation, as Issuer (the "Company"), the parties listed on the signature pages hereto as Guarantors (each individually, a "Guarantor" and collectively, the "Guarantors"), and IBJ SCHRODER BANK &
TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee").

         Each party agrees for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") to amend, pursuant to Section 8.01(4) of the Indenture, the Indenture as follows:

         1. Osborn Communications Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Osborn"), is a Restricted Subsidiary acquired pursuant to Section 4.14(ii) of the Indenture. Osborn delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, Osborn shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include Osborn.

         2. Each of Atlantic City Broadcasting Corp., a Delaware corporation, O.C.C., Inc., a Delaware corporation ("O.C.C."), Breadbasket Broadcasting Corporation, a Delaware corporation, Southeast Radio Holding Corp., a Delaware corporation ("Southeast"), Houndstooth Broadcasting Corporation, a Delaware corporation, SNG Holdings, Inc., a Delaware corporation ("SNG"), Osborn Entertainment Enterprises Corporation, a Delaware corporation ("Osborn Entertainment"), Ameron Broadcasting Corporation, a Delaware corporation, and Emerald City Broadcasting Corporation, a Delaware corporation, is a wholly-owned subsidiary of Osborn and a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture (collectively, the "Osborn Subsidiaries"). Each of the Osborn Subsidiaries delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the Osborn Subsidiaries shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the Osborn Subsidiaries.

         3. Each of Orange Communications, Inc., a Delaware corporation, Mountain Radio Corporation, a Delaware corporation, Ladner Communications Holding Corp., a Delaware corporation ("Ladner"), RKZ Television, Inc., a Delaware corporation, and Yellow Brick Radio Corporation, a Delaware corporation, is a wholly-owned subsidiary of O.C.C. and a Restricted Subsidiary acquired pursuant to Section 4.14(ii) of the Indenture (collectively, the "O.C.C. Subsidiaries"). Each of the O.C.C. Subsidiaries delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the O.C.C. Subsidiaries shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the O.C.C. Subsidiaries.

         4. Each of Asheville Broadcasting Corp., a Delaware corporation, Corkscrew Broadcasting Corporation, a Delaware corporation, Daytona Beach Broadcasting Corp., a Delaware corporation, and Rainbow Broadcasting Corporation, a Delaware corporation, is a wholly-owned subsidiary of Southeast and a Restricted Subsidiary acquired pursuant to Section 4.14(ii) of the Indenture (collectively, the "Southeast Subsidiaries"). Each of the Southeast Subsidiaries delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the Southeast Subsidiaries shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the Southeast Subsidiaries.

         5. Each of Great American East, Inc., a North Carolina corporation, Nelson Broadcasting Corporation, a Delaware corporation, and Short Broadcasting Corporation, a Delaware corporation, is a wholly-owned subsidiary of SNG and a Restricted Subsidiary acquired pursuant to Section 4.14(ii) of the Indenture (collectively, the "SNG Subsidiaries"). Each of the SNG Subsidiaries delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the SNG Subsidiaries shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the SNG Subsidiaries.

         6. Each of Music Hall Club, Inc., a West Virginia corporation, and Jamboree in the Hills, Inc., a Delaware corporation, is a wholly-owned subsidiary of Osborn Entertainment and a Restricted Subsidiary acquired pursuant to Section 4.14(ii) of the Indenture (collectively, the "Osborn Entertainment Subsidiaries"). Each of the Osborn Entertainment Subsidiaries delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the Osborn Entertainment Subsidiaries shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the Osborn Entertainment Subsidiaries.

         7. Each of Beatrice Broadcasting Corp., a Delaware corporation, Currey Broadcasting Corporation, a Delaware corporation, Osborn Sound and Communications Corp., a Delaware corporation, and Waite Broadcasting Corp., a Delaware corporation, is a wholly-owned subsidiary of Ladner and a Restricted Subsidiary acquired pursuant to Section 4.14(ii) of the Indenture (collectively, the "Ladner Subsidiaries"). Each of the Ladner Subsidiaries delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 5 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of the Ladner Subsidiaries shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 5 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of the Ladner Subsidiaries.

         8. This Amendment No. 5 supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Securities issued thereunder shall continue in full force and effect.

         9. This Amendment No. 5 may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         10. THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         11. The Trustee shall not be responsible for any recital herein as such recitals shall be taken as statements of the Company, or the validity of the execution by the Guarantors of this Amendment No. 5. The Trustee makes no representation as to the validity or sufficiency of this Amendment No. 5.





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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to the Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date and year first written above.


                                           COMMODORE MEDIA, INC.


                                           By:
                                              ------------------------------
                                              James T. Shea, Jr.
                                              President
ATTEST:


-----------------------------
James J. Sullivan
Chief Financial Officer

                                           GUARANTORS:

                                           COMMODORE HOLDINGS, INC.
                                           COMMODORE MEDIA OF DELAWARE, INC
                                           COMMODORE MEDIA OF PENNSYLVANIA, INC.
                                           COMMODORE MEDIA FLORIDA, INC.
                                           COMMODORE MEDIA OF KENTUCKY, INC.
                                           COMMODORE MEDIA OF NORWALK, INC.
                                           COMMODORE MEDIA OF WESTCHESTER, INC.
                                           DANBURY BROADCASTING, INC.


                                           By:
                                              ----------------------------------
                                              James T. Shea, Jr.
                                              President

ATTEST:


----------------------------
James J. Sullivan
Chief Financial Officer
  and Secretary


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                      OSBORN COMMUNICATIONS CORPORATION
                      ATLANTIC CITY BROADCASTING CORP.
                      O.C.C., INC.
                      BREADBASKET BROADCASTING CORPORATION
                      SOUTHEAST RADIO HOLDING CORP.
                      HOUNDSTOOTH BROADCASTING CORPORATION
                      SNG HOLDINGS, INC.
                      OSBORN ENTERTAINMENT ENTERPRISES
                      CORPORATION
                      ORANGE COMMUNICATIONS, INC.
                      MOUNTAIN RADIO CORPORATION
                      LADNER COMMUNICATIONS HOLDING CORP.
                      RKZ TELEVISION, INC.
                      YELLOW BRICK RADIO CORPORATION
                      ASHEVILLE BROADCASTING CORP.
                      CORKSCREW BROADCASTING CORPORATION
                      DAYTONA BEACH BROADCASTING CORP.
                      RAINBOW BROADCASTING CORPORATION
                      GREAT AMERICAN EAST, INC.
                      NELSON BROADCASTING CORPORATION
                      SHORT BROADCASTING CORPORATION
                      JAMBOREE IN THE HILLS, INC.
                      MUSIC HALL CLUB, INC.
                      BEATRICE BROADCASTING CORP.
                      CURREY BROADCASTING CORPORATION
                      OSBORN SOUND AND COMMUNICATIONS CORP.
                      WAITE BROADCASTING CORP.
                      AMERON BROADCASTING CORPORATION
                      EMERALD CITY BROADCASTING CORPORATION


                      By:
                          ---------------------------------
                          Thomas S. Douglas
                          Vice President, Chief Financial Officer and Treasurer


ATTEST:


-------------------------
Michael F. Mangan
Vice President, Controller and Secretary


                          IBJ SCHRODER BANK & TRUST COMPANY,
                          as Trustee


                          By:
                            ----------------------------------
                          Name:
                              --------------------------------
                          Title:
                               -------------------------------

ATTEST:


----------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                   GUARANTEE


         Each Guarantor (the "Guarantor," which term includes any successor Person under the Indenture, dated April 21, 1995, as amended, among Commodore Media, Inc. and its subsidiaries and IBJ Schroder Bank & Trust Company (the "Indenture")) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of each Guarantor to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee. Terms used and not defined herein shall have the meaning set forth in the Indenture.



                                   GUARANTORS:
                                   ----------

                                   OSBORN COMMUNICATIONS CORPORATION
                                   ATLANTIC CITY BROADCASTING CORPORATION
                                   O.C.C., INC.
                                   BREADBASKET BROADCASTING CORPORATION
                                   SOUTHEAST RADIO HOLDING CORPORATION
                                   HOUNDSTOOTH BROADCASTING CORPORATION
                                   SNG HOLDINGS, INC.
                                   OSBORN ENTERTAINMENT ENTERPRISES
                                     CORPORATION
                                   ORANGE COMMUNICATIONS, INC.
                                   MOUNTAIN RADIO CORPORATION
                                   LADNER COMMUNICATIONS, HOLDING
                                     CORPORATION
                                   RKZ TELEVISION, INC.
                                   YELLOW BRICK RADIO CORPORATION
                                   ASHEVILLE BROADCASTING CORPORATION
                                   CORKSCREW BROADCASTING CORPORATION
                                   DAYTONA BEACH BROADCASTING CORPORATION
                                   RAINBOW BROADCASTING CORPORATION
                                   GREAT AMERICAN EAST, INC.
                                   NELSON BROADCASTING CORPORATION
                                   SHORT BROADCASTING CORPORATION
                                   JAMBOREE IN THE HILLS, INC.
                                   MUSIC HALL CLUB, INC.
                                   BEATRICE BROADCASTING CORPORATION
                                   CURREY BROADCASTING CORPORATION
                                   OSBORN SOUND AND COMMUNICATIONS
                                     CORPORATION
                                   WAITE BROADCASTING CORPORATION


                                   By:
                                      -----------------------------------------
                                   Name:  Frank D. Osborn
                                   Title: President and Chief Executive Officer